Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Carrie E. Cass, the Chief Financial Officer of Rocky Mountain Chocolate Factory, Inc. (the “Company”), hereby certify, that, to my knowledge:

(1)
The Quarterly Report on Form 10-Q for the period ended August 31, 2024 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 15, 2024	By:	/s/ Carrie E. Cass
Carrie E. Cass, Chief Financial Officer
(Principal Financial Officer)